Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303
Buffalo Growth Fund
Buffalo Large Cap Fund
Each, a series of Buffalo Funds®

Supplement dated May 8, 2024
to the
Prospectus and Statement of Additional Information (“SAI”)
dated July 28, 2023

At a special meeting of shareholders of the Buffalo Growth Fund and the Buffalo Large Cap Fund (each, a “Fund” and together, the “Funds”) held on May 8, 2024, the shareholders of each Fund approved the reclassification of the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.

Effective May 8, 2024, the following disclosure is added to the discussion of each Fund’s principal investment strategies in the Buffalo Funds’ prospectus:

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).

Effective May 8, 2024, the following disclosure is added to the discussion of each Fund’s principal investment risks in the Buffalo Funds’ prospectus:

Non-Diversification Risk - Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Effective May 8, 2024, fundamental investment policy (1) in the section of the SAI entitled “Fundamental Investment Restrictions” is revised to indicate that the restriction does not apply to the Buffalo Growth Fund and Buffalo Large Cap Fund.

Please retain this Supplement with your Prospectus and SAI for reference.
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